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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 14, 1995

                            ------------------------

                                  PRONET INC.
             (Exact name of Registrant as specified in its charter)

         DELAWARE                     0-16029                  75-1832168
      (State or other         (Commission File Number)      (I.R.S. Employer
      jurisdiction of                                    Identification Number)
      incorporation)

      600 DATA DRIVE
         SUITE 100
       PLANO, TEXAS
   (Address of principal                                         75075
    executive offices)                                         (Zip code)

       Registrant's telephone number, including area code: (214) 964-9500

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
ITEM 5. OTHER EVENTS.

    (A) NATIONWIDE PAGING, INC. AUDITED FINANCIAL STATEMENTS

    On August 14, 1995, the Company announced the signing of a letter of intent to acquire the assets of Nationwide Paging, Inc. ("Nationwide"), a paging operation located in Southern California with more than 45,000 subscribers. The transaction is subject to various conditions and approvals and is anticipated to close in the first quarter of 1996. Attached hereto as Exhibit 99.1 are audited financial statements as of and for the year ended December 31, 1994.

    (B) APPLE COMMUNICATIONS, INC. AUDITED FINANCIAL STATEMENTS

    On July 11, 1995, the Company announced the signing of a letter of intent to acquire the stock of Apple Communications, Inc. ("Apple"), a Chicago-based paging operation with approximately 41,500 subscribers. The transaction is subject to various conditions and approvals and is anticipated to close in the first quarter of 1996. Attached hereto as Exhibit 99.2 are audited financial statements as of and for the year ended December 31, 1994.

    (C) SIGNET PAGING OF RALEIGH, INC. AUDITED FINANCIAL STATEMENTS

    On July 11, 1995, the Company announced the signing of a letter of intent to acquire the assets of SigNet Paging of Raleigh, Inc. ("Signet Raleigh"), a North Carolina-based paging operation with more than 13,000 subscribers. The transaction is subject to various conditions and approvals and is anticipated to close in the first quarter of 1996. Attached hereto as Exhibit 99.3 are audited financial statements as of and for the year ended December 31, 1994.

    (D) PAGING AND CELLULAR OF TEXAS, AUDITED STATEMENT OF NET LIABILITIES

    On August 4, 1995, the Company announced the signing of a letter of intent to acquire the assets of Paging and Cellular of Texas ("P&C"), a Houston-based reseller of paging services. P&C currently is the Company's largest reseller serving more than 40,000 subscribers in the state of Texas. The transaction is subject to various conditions and approvals and is anticipated to close in the first quarter of 1996. Attached hereto as Exhibit 99.4 are audited financial statements as of and for the year ended December 31, 1994.

    (E) COBBWELLS INC. D/B/A PAGE ONE MESSAGING SERVICE AUDITED FINANCIAL STATEMENTS

    On August 8, 1995, the Company announced the signing of a letter of intent to acquire the assets of Cobbwells Inc. d/b/a Page One Messaging Service ("Page One"), a Georgia-based paging operation with approximately 30,000 subscribers. The transaction is subject to various conditions and approvals and is anticipated to close in the first quarter of 1996. Attached hereto as Exhibit
99.5 are audited financial statements as of and for the year ended December 31, 1994.

    (F) RCS PAGING, A DIVISION OF REISENWEAVER COMMUNICATIONS, INC. AUDITED STATEMENTS OF ASSETS ACQUIRED

    On August 23, 1995, the Company announced the signing of a letter of intent to acquire the paging operations of RCS Paging, a Division of Reisenweaver Communications, Inc. ("RCS"), a North Carolina-based paging company. The transaction is subject to various conditions and approvals and is anticipated to close in the first quarter of 1996. Attached hereto as Exhibit 99.6 are audited financial statements as of and for the year ended December 31, 1994.

    (G) A.G.R. ELECTRONICS, INC. AND AFFILIATES AUDITED COMBINED FINANCIAL STATEMENTS

    On August 23, 1995, the Company announced the signing of a letter of intent to acquire the paging operations of A.G.R. Electronics, Inc. and affiliates ("AGR"), a Florida-based paging company. The transaction is subject to various conditions and approvals and is anticipated to close in the first quarter of 1996. Attached hereto as Exhibit 99.7 are audited combined financial statements as of and for the year ended December 31, 1994.

    (H) PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS AND NOTES

    Attached hereto as Exhibit 99.8 are certain pro forma condensed consolidated financial statements and notes thereto of the Company and its completed and pending acquisitions.

    (I) ACQUISITION OF LEWIS PAGING, INC. AND GOLD COAST PAGING, INC.

    On September 7, 1995, the Company announced that it completed the previously announced acquisitions of Georgia-based Lewis Paging, Inc. and Florida-based Gold Coast Paging, Inc. Lewis Paging, which will add more than 15,000 subscribers, was acquired for approximately $5.6 million of which approximately $3.5 million was paid in cash at closing with the remaining amount deferred, payable in cash or stock, at the Company's discretion, anytime within one year of closing. Gold Coast, which will add more than 6,000 subscribers, was acquired for approximately $2.3 million which was paid in cash at closing. The purchase prices include payments for accounts receivable and inventory. Based on the financial statements as of and for the year ended December 31, 1994, Lewis and Gold Coast do not qualify as significant acquisitions by the Company in accordance with the definition of a significant acquisition of the Company in accordance with the definition of a significant acquisition in accordance with Rule 3.05 of Regulation S-X.

                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PRONET INC.
                                          (Registrant)

                                          By         /s/ JAN E. GAULDING

                                             -----------------------------------
                                                      Jan E. Gaulding,
                                                  SENIOR VICE PRESIDENT AND
                                                   CHIEF FINANCIAL OFFICER
                                             (PRINCIPAL FINANCIAL AND ACCOUNTING
                                                          OFFICER)

Date: September 14, 1995

                                 EXHIBIT INDEX

 EXHIBIT NO.                                               DESCRIPTION
--------------  --------------------------------------------------------------------------------------------------
Financial information of businesses to be acquired:

99.1            Nationwide Paging, Inc
                Report of Independent Auditors
                Balance Sheets as of December 31, 1994 and June 30, 1995 (unaudited)
                Statements of Operations and Accumulated Deficit for the Year Ended December 31, 1994 and the Six
                 Months Ended June 30, 1995 (unaudited)
                Statements of Cash Flows for the Year Ended December 31, 1994 and the Six Months Ended June 30,
                 1995 (unaudited)

99.2            Apple Communications, Inc.
                Report of Independent Auditors
                Balance Sheets as of December 31, 1994 and June 30, 1995 (unaudited)
                Statements of Income and Retained Earnings for the Year Ended December 31, 1994 and the Six Months
                 Ended June 30, 1995 (unaudited)
                Statements of Cash Flows for the Year Ended December 31, 1994 and the Six Months Ended June 30,
                 1995 (unaudited)

99.3            SigNet Paging of Raleigh, Inc.
                Report of Independent Auditors
                Balance Sheets as of December 31, 1994 and June 30, 1995 (unaudited)
                Statements of Operations for the Year Ended December 31, 1994 and the Six Months Ended June 30,
                 1995 (unaudited)
                Statements of Stockholders' Equity for the Year Ended December 31, 1994 and the Six Months Ended
                 June 30, 1995 (unaudited)
                Statements of Cash Flows for the Year Ended December 31, 1994 and the Six Months Ended June 30,
                 1995 (unaudited)

99.4            Paging and Cellular of Texas (A Sole Proprietorship)
                Report of Independent Auditors
                Statements of Net Liabilities as of December 31, 1994 and June 30, 1995 (unaudited)
                Statements of Revenues and Expenses for the Year Ended December 31, 1994 and the Six Months Ended
                 June 30, 1995 (unaudited)

99.5            Cobbwells, Inc. d/b/a Page One Messaging Services
                Report of Independent Auditors
                Balance Sheets as of December 31, 1994 and June 30, 1995 (unaudited)
                Statements of Operations and Accumulated Deficit for the Year Ended December 31, 1994 and the Six
                 Months Ended June 30, 1995 (unaudited)
                Statements of Cash Flows for the Year Ended December 31, 1994 and the Six Months Ended June 30,
                 1995 (unaudited)

99.6            RCS Paging, a Division of Reisenweaver Communications, Inc.
                Report of Independent Auditors
                Statements of Assets to be Acquired as of December 31, 1994 and June 30, 1995 (unaudited)
                Statements of Revenue and Operating Expenses for the Year Ended December 31, 1994 and the Six
                 Months Ended June 30, 1995 (unaudited)

 EXHIBIT NO.                                               DESCRIPTION
--------------  --------------------------------------------------------------------------------------------------
99.7            A.G.R. Electronics, Inc.
                Report of Independent Auditors
                Combined Balance Sheets as of December 31, 1994 and June 30, 1995 (unaudited)
                Combined Statements of Operations and Accumulated Deficit for the Year Ended December 31, 1994 and
                 the Six Months Ended June 30, 1995 (unaudited)
                Combined Statements of Cash Flows for the Year Ended December 31, 1994 and the Six Months Ended
                 June 30, 1995 (unaudited)

Pro Forma Condensed Consolidated Financial Statements of ProNet Inc.:

99.8            Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1995 (unaudited)
                Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 1994
                 (unaudited)
                Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 1995
                 (unaudited)
Schedule A      Pending Acquisitions Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1995
                 (unaudited)
Schedule B      Completed Acquisitions Pro Forma Condensed Consolidated Statement of Operations for the Year Ended
                 December 31, 1994 (unaudited)
Schedule C      Pending Acquisitions Pro Forma Condensed Consolidated Statement of Operations for the Year Ended
                 December 31, 1994 (unaudited)
Schedule D      Completed Acquisitions Pro Forma Condensed Consolidated Statement of Operations for the Six Months
                 Ended June 30, 1995 (unaudited)
Schedule E      Pending Acquisitions Pro Forma Condensed Consolidated Statement of Operations for the Six Months
                 Ended June 30, 1995 (unaudited)